Transactions in foreign currency	12 Months Ended
Dec. 31, 2017
Transactions In Foreign Currency
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendent of Banks, Insurance and Pension Funds Administration. As of December 31, 2017, the exchange rates for transactions in United States dollars, published by this institution, were S/3.238 for purchase and S/3.245 for sale (S/3.352 for purchase and S/3.360 for sale as of December 31, 2016).

As of December 31, 2017 and 2016, the Group had the following assets and liabilities in United States dollars:

	2017	2016
	US$(000)	US$(000)

Assets
Cash and cash equivalents	1,157	3,371
Trade and other receivables	7,764	5,517
Advances to suppliers for work in progress	5,534	2,733
Assets held for distribution	—	1,885
	14,455	13,506

Liabilities
Trade and other payables	(18,274)	(15,224)
Liabilities held for distribution	—	(379)
Interest-bearing loans and borrowings	(300,000)	(300,000)
	(318,274)	(315,603)

	(303,819)	(302,097)
Cross currency swap position	300,000	300,000

Net monetary position	(3,819)	(2,097)

As of December 31, 2017 and 2016, the Group maintains cross currency swaps contracts (“CCS”) designated as cash flow hedges for its Senior Notes denominated in US dollars. See note 14.

During 2017 and 2016, the net loss originated from exchange differences was approximately S/2,226,000 and S/2,541,000, respectively; during 2015 the net result from exchange differences was a gain of S/12,194,000. All these results were presented in the “(Loss) gain from exchange difference, net” caption in the consolidated statements of profit or loss.